EXHIBIT 99.3
                                  ------------

                          The Novation Confirmation
CREDIT SUISSE

                             Novation Confirmation


Date: 29 November 2006

To: The Bank of New York, not in its individual or corporate capacity, but solely as trustee for the Supplemental Interest Trust created under the Pooling and Servicing Agreement for CHL Mortgage Pass-Through Trust 2006-19

To:   Credit Suisse Management LLC

From: Credit Suisse International "CSIN"

Re:   Novation Transaction

External ID: 53156793NOV

-------------------------------------------------------------------------------

Dear Sir/Madam:

      The purpose of this letter is to confirm the terms and conditions of the Novation Transaction entered into between the parties and effective from the Novation Date specified below. This Novation Confirmation constitutes a "Confirmation" as referred to in the New Agreement specified below.

      1. The definitions and provisions contained in the 2004 ISDA Novation Definitions (the "Definitions") and the terms and provisions of the 2000 ISDA definitions (the "Product Definitions"), each as published by the International Swaps and Derivatives Association, Inc. and amended from time to time, are incorporated in this Novation Confirmation. In the event of any inconsistency between (i) the Definitions, (ii) the Product Definitions and/or (iii) the Novation Agreement and this Novation Confirmation, this Novation Confirmation will govern. In the event of any inconsistency between the Novation Confirmation and the New Confirmation, the New Confirmation will govern for the purpose of the New Transaction.

      2. The terms of the Novation Transaction to which this Novation Confirmation relates are as follows:

         Novation Date:                    29 November 2006

         Novated Amount:                   USD 170,000,000, subject to
                                           amortization as set out in the
                                           Additional Terms

         Transferor:                       Credit Suisse Management LLC

         Transferee:                       The Bank of New York, not in its
                                           individual or corporate capacity,
                                           but solely as trustee for the
                                           Supplemental Interest Trust created
                                           under the Pooling and Servicing
                                           Agreement for CHL Mortgage
                                           Pass-Through Trust 2006-19

CREDIT SUISSE

      Remaining Party:                  Credit Suisse International

      New Agreement (between            1992 ISDA Master  Agreement dated as
      Transferee and Remaining Party):  of 29 November 2006

      3. The terms of the Old Transaction to which this Novation Confirmation relates, for identification purposes, are as follows:

      Trade Date of Old Transaction:               10 October 2006
      Effective Date of Old Transaction:           29 November 2006
      Termination Date of Old Transaction:         25 March 2012


      4. The terms of the New Transaction to which this Novation Confirmation relates shall be as specified in the New Confirmation attached hereto as Exhibit A.

      Full First Calculation Period:              Applicable

      5. Miscellaneous Provisions:


      Non-Reliance:                               Applicable


For the purpose of facilitating this Transaction, an Affiliate of CSIN, which is organized in the United States of America (the "Agent"), has acted as agent for CSIN. The Agent is not a principal with respect to this Transaction and shall have no responsibility or liability to the parties as a principal with respect to this Transaction.

Credit Suisse International is authorized and regulated by the Financial Services Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to the parties on request.

CREDIT SUISSE

The parties confirm their acceptance to be bound by this Novation Confirmation as of the Novation Date by executing a copy of this Novation Confirmation and returning it to us. The Transferor, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to the Old Transaction. The Transferee, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to the New Transaction.


Credit Suisse International



By:  .../s/ Marisa Scauzillo....................................
 Name:   Marisa Scauzillo
 Title:  Authorized Signatory



Credit Suisse Management LLC



By:  ....../s/ Yolanda Perez-Wilson..............................
 Name: Yolanda Perez-Wilson
 Title: Assistant Vice President


The Bank of New York, not in its individual or corporate capacity, but solely as trustee for the Supplemental Interest Trust created under the Pooling and Servicing Agreement for CHL Mortgage Pass-Through Trust 2006-19



By:  ....../s/ Matthew Sabino.......................................
 Name:   Matthew Sabino
 Title:  Assistant Treasurer







Our Reference No: External ID: 53156793NOV / Risk ID: 447566185 and 447566188

CREDIT SUISSE

                                    EXHIBIT A
                                    ---------

This New Confirmation amends, restates and supersedes in its entirety all Confirmation(s) dated prior to the date hereof in respect of this New Transaction.

CREDIT SUISSE

                                 CREDIT SUISSE INTERNATIONAL

                                 One Cabot Square,      Telephone 020 7888 8888
                                 London E14 4QJ         www.credit-suisse.com




                                                                29 November 2006

The Bank of New York, not in its individual or corporate capacity, but solely as trustee for the Supplemental Interest Trust created under the Pooling and Servicing Agreement for CHL Mortgage Pass-Through Trust 2006-19

External ID: 53156793N3

-------------------------------------------------------------------------------

Dear Sirs,

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the "Swap Transaction"). This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

In this Confirmation "CSIN" means Credit Suisse International and "Counterparty" means The Bank of New York, not in its individual or corporate capacity, but solely as trustee for the Supplemental Interest Trust created under the Pooling and Servicing Agreement for CHL Mortgage Pass-Through Trust 2006-19.

      1. The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

            This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 29 November 2006 as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

            CSIN and Counterparty each represents to the other that it has entered into this Swap Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.


      2. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

                  Transaction Type:                    Interest Rate Cap Transaction


CREDIT SUISSE

                  Notional Amount:                     USD 170,000,000, subject to amortization as set out in the
                                                       Additional Terms

                  Trade Date:                          10 October 2006

                  Effective Date:                      29 November 2006

                  Termination Date:                    25 March 2012
         Fixed Amounts:

                  Fixed Rate Payer:                    Counterparty

                  Fixed Rate Payer
                  Payment Date:                        29 November 2006,  subject to adjustment in accordance  with the Following Business Day Convention

                  Fixed Amount:                        USD 1,170,000

         Floating Amounts:

                  Floating Amount
                  Payer:                               CSIN

                  Floating Rate
                  Payer Period End Dates:              The 25th of each month, commencing on 25 December 2006,
                                                       and ending on the Termination Date, with No Adjustment.

                  Floating Rate Payer
                  Payment Dates:                       One Business Day prior to each Floating Rate Payer Period
                                                       End Date

                  Cap Strike Rate:                     5.35%

                  Initial Calculation Period:          From and including 29 November 2006 up to but excluding
                                                       the Period End Date on 25 December 2006

                  Floating Rate Option:                USD-LIBOR-BBA, subject to a maximum rate

                  Maximum Rate:                        8.85%

                  Designated Maturity:                 1 month


CREDIT SUISSE

                  Spread:                              None

                  Floating Rate
                  Day Count Fraction:                  30/360

                  Reset Dates:                         The first day of each Calculation Period

                  Compounding:                         Inapplicable


         Business Days:                                New York

         Calculation Agent:                            CSIN

3.       Account Details:

                  Payments to CSIN:                    As advised separately in writing

                  Payments to Counterparty:            The Bank of New York
                                                       New York, NY
                                                       ABA # 021-000-018
                                                       GLA # 111-565
                                                       For Further Credit:  TAS A/C 501565
                                                       Attn: Matthew J. Sabino 212-815- 6093
                                                       Fax:  212-815-3986


For the purpose of facilitating this Transaction, an Affiliate of CSIN, which is organized in the United States of America (the "Agent"), has acted as agent for CSIN. The Agent is not a principal with respect to this Transaction and shall have no responsibility or liability to the parties as a principal with respect to this Transaction.

Credit Suisse International is authorized and regulated by the Financial Services Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to Counterparty on request.

CREDIT SUISSE

                                ADDITIONAL TERMS


---------------------------------------------------------------------
  Calculation Period up to but
  excluding the Period End Date           Notional Amount:
          occuring on:                          (USD)
---------------------------------------------------------------------
        25-December-2006                   170,000,000.00
---------------------------------------------------------------------
         25-January-2007                   169,508,020.76
---------------------------------------------------------------------
        25-February-2007                   168,832,150.21
---------------------------------------------------------------------
          25-March-2007                    167,973,321.26
---------------------------------------------------------------------
          25-April-2007                    166,931,762.27
---------------------------------------------------------------------
           25-May-2007                     165,708,024.99
---------------------------------------------------------------------
          25-June-2007                     164,302,986.79
---------------------------------------------------------------------
          25-July-2007                     162,717,851.88
---------------------------------------------------------------------
         25-August-2007                    160,954,151.71
---------------------------------------------------------------------
        25-September-2007                  159,013,744.32
---------------------------------------------------------------------
         25-October-2007                   156,898,812.78
---------------------------------------------------------------------
        25-November-2007                   154,611,862.62
---------------------------------------------------------------------
        25-December-2007                   152,155,718.31
---------------------------------------------------------------------
         25-January-2008                   149,533,518.71
---------------------------------------------------------------------
        25-February-2008                   146,748,711.59
---------------------------------------------------------------------
          25-March-2008                    143,805,047.14
---------------------------------------------------------------------
          25-April-2008                    140,706,570.55
---------------------------------------------------------------------
           25-May-2008                     137,457,613.56
---------------------------------------------------------------------
          25-June-2008                     134,062,785.17
---------------------------------------------------------------------
          25-July-2008                     130,526,961.42
---------------------------------------------------------------------
         25-August-2008                    126,855,274.22
---------------------------------------------------------------------
        25-September-2008                  123,053,099.43
---------------------------------------------------------------------
         25-October-2008                   119,126,044.03
---------------------------------------------------------------------
        25-November-2008                   115,079,932.61
---------------------------------------------------------------------
        25-December-2008                   110,920,793.01
---------------------------------------------------------------------
         25-January-2009                   106,654,841.40
---------------------------------------------------------------------
        25-February-2009                   102,288,466.61
---------------------------------------------------------------------
          25-March-2009                     97,828,213.95
---------------------------------------------------------------------
          25-April-2009                     93,280,768.47
---------------------------------------------------------------------
           25-May-2009                      88,652,937.76
---------------------------------------------------------------------
          25-June-2009                      84,066,508.24
---------------------------------------------------------------------
          25-July-2009                      79,571,816.12
---------------------------------------------------------------------
         25-August-2009                     75,167,045.24
---------------------------------------------------------------------
        25-September-2009                   70,850,415.22
---------------------------------------------------------------------
         25-October-2009                    66,620,180.79
---------------------------------------------------------------------
        25-November-2009                    62,474,631.07
---------------------------------------------------------------------
        25-December-2009                    58,412,088.93
---------------------------------------------------------------------

CREDIT SUISSE

---------------------------------------------------------------------
  Calculation Period up to but
  excluding the Period End Date           Notional Amount:
          occuring on:                          (USD)
---------------------------------------------------------------------
         25-January-2010                    54,430,910.30
---------------------------------------------------------------------
        25-February-2010                    50,529,483.52
---------------------------------------------------------------------
          25-March-2010                     46,706,228.74
---------------------------------------------------------------------
          25-April-2010                     42,959,597.24
---------------------------------------------------------------------
           25-May-2010                      39,288,070.85
---------------------------------------------------------------------
          25-June-2010                      35,690,161.38
---------------------------------------------------------------------
          25-July-2010                      32,164,409.96
---------------------------------------------------------------------
         25-August-2010                     28,709,386.51
---------------------------------------------------------------------
        25-September-2010                   25,323,689.17
---------------------------------------------------------------------
         25-October-2010                    22,005,943.75
---------------------------------------------------------------------
        25-November-2010                    20,257,240.42
---------------------------------------------------------------------
        25-December-2010                    18,566,041.47
---------------------------------------------------------------------
         25-January-2011                    16,931,091.95
---------------------------------------------------------------------
        25-February-2011                    15,351,162.29
---------------------------------------------------------------------
          25-March-2011                     13,825,047.75
---------------------------------------------------------------------
          25-April-2011                     12,351,567.94
---------------------------------------------------------------------
           25-May-2011                      10,929,566.34
---------------------------------------------------------------------
          25-June-2011                      9,557,909.85
---------------------------------------------------------------------
          25-July-2011                      8,235,488.28
---------------------------------------------------------------------
         25-August-2011                     6,961,213.92
---------------------------------------------------------------------
        25-September-2011                   5,734,021.13
---------------------------------------------------------------------
         25-October-2011                    4,552,865.83
---------------------------------------------------------------------
        25-November-2011                    3,416,725.14
---------------------------------------------------------------------
        25-December-2011                    2,324,596.93
---------------------------------------------------------------------
         25-January-2012                    1,589,069.94
---------------------------------------------------------------------
        25-February-2012                     893,071.24
---------------------------------------------------------------------
          25-March-2012                      235,673.32
---------------------------------------------------------------------

CREDIT SUISSE

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.



                                              Yours faithfully,

                                              Credit Suisse International



                                               By:    /s/ Marisa Scauzillo
                                                      -----------------------
                                                  Name: Marisa Scauzillo
                                                  Title: Authorized Signatory




Confirmed as of the date first written above:

The Bank of New York, not in its individual or corporate capacity, but solely as trustee for the Supplemental Interest Trust created under the Pooling and Servicing Agreement for CHL Mortgage Pass-Through Trust 2006-19


By:    /s/ Matthew Sabino
   ----------------------------------
     Name: Matthew Sabino
     Title:  Assistant Treasurer






  Our Reference No: External ID: 53156793N3 / Risk ID: 447566185 and 447566188